Exhibit 10.14

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS
OMITTED AND NOTED WITH “****”.

EXHIBIT A HAS BEEN OMITTED AND NOTED WITH “****” BASED ON A
REQUEST FOR CONFIDENTIAL TREATMENT.

AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE
SECURITIES AND EXCHANGE COMMISSION.

Confidential

CLEARING, SETTLEMENT AND SPONSORSHIP SERVICES AGREEMENT

THIS CLEARING, SETTLEMENT AND SPONSORSHIP SERVICES AGREEMENT (this “Agreement”) is made as of the 30th day of June, 2009 (the “Effective Date”), by and between Fifth Third Processing Solutions, LLC (f/k/a FTPS Opco, LLC), a Delaware limited liability company (the “Company”), and (b) Fifth Third Bank, an Ohio banking corporation (“Bank”).

WHEREAS, Bank is a principal member of the **** **** and **** **** and the other payment associations and EFT associations with whom Bank is an authorized member as set forth on Schedule A and such other associations of which it may hereafter become an authorized member (each a “Card Association” or collectively, the “Card Associations”);

WHEREAS, Company expects to be engaged in providing the Company Services as defined below and Company expects to secure and/or maintain appropriate Card Association registrations as a provider of such Company Services as may be required by the Card Association by-laws, operating regulations and rules (collectively, the “Rules”); and

WHEREAS, Company wishes to utilize the Clearing, Settlement and Sponsorship Services as defined below of Bank in the conduct of the Company Services.

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement Company and Bank hereby agree as follows:

ARTICLE I

SERVICES

Section 1.1            Definitions.  Except as to those certain terms specifically defined in this Agreement, terms used herein with initial letters capitalized shall have the meanings set forth in the Master Investment Agreement between Bank, the Company, Advent-Kong Blocker Corp. and certain other parties thereto dated March 27, 2009 and as amended as of June 30, 2009 (the “MIA”).

Section 1.2            Company Services and Standards.

(a)           Company will use the Bank’s Clearing, Settlement and Sponsorship Services (as defined in Section 1.3(a) hereof) in order to provide certain electronic funds transfer, debit, credit and merchant transaction processing, payment authorization, operating the Jeanie ATM network and providing certain data processing, clearing, settlement and sponsorship services, including debit card and ATM processing support, network switching services and related services on its own account and through the use of third parties (such services utilizing the Bank’s Clearing, Settlement and Sponsorship Services referred to herein collectively as the “Company Services”) for certain financial institutions, merchants and other organizations (the “Sponsored Members”).

(b)           Bank is party to existing agreements of which certain rights and obligations thereunder will be transferred to the Company (or with respect to which, to the extent not transferred, certain arrangements may be made as contemplated by a separate agreement by and between Bank and Company) that currently incorporate and/or will utilize the Clearing, Settlement or Sponsorship Services of Bank, and the Company will, from time to time after the date the hereof, enter into new agreements that incorporate and/or will utilize the Clearing, Settlement or Sponsorship Services of Bank (all such agreements hereinafter referred to individually or collectively as “Sponsored Agreements”).  The standard forms of the Sponsored Agreements in form substantially similar to what exists today shall be deemed approved by Bank (the “Approved Sponsored Agreements”).  Company will ensure that all Sponsored Agreements conform to the requirements of the Rules and Law.  Company will facilitate, administer and maintain records of all Sponsored Agreements.  Sponsored Agreements will contain terms and conditions required by the Rules.  In addition, Company will use commercially reasonable efforts to ensure other appropriate terms and conditions, as it determines in its reasonable discretion, are contained in Sponsored Agreements.  Any changes to the Approved Sponsor Agreement or any new form of Sponsored Agreements are materially different or materially adverse to Bank must receive prior written approval (which approval shall not be unreasonably withheld, conditioned or delayed) from Bank; provided that Bank shall have **** **** days to withhold or grant its approval, and if such approval is not specifically withheld or granted by Bank within the ten **** day period, such approval shall be deemed received.  ****

(c)           Company and Bank agree that the criteria set forth on Exhibit A attached hereto, which may be updated from time to time (“Criteria”), will be utilized by Company to enroll new Sponsored Members for the Clearing, Settlement and Sponsorship Services after the date hereof.  Company will not enter into Sponsored Agreements with entities that do not, in Company’s reasonable judgment, meet the Criteria without the express and prior approval of Bank (which approval shall not be unreasonably withheld, conditioned or delayed), provided that no entity which falls into either of the following categories shall be required to satisfy the Criteria: (i) entities who are party to Sponsored Agreements as of the date hereof (or, in the case of agreements assigned by Bank to the Company after the date hereof, as of such assignment date), and (ii) entities, as well as their affiliates, assignees and successors, who are party to agreements which are acquired by the Company (either through assignment or by virtue of the Company acquiring, through merger, stock purchase or otherwise, the entity that is the counterparty on such agreement) in a transaction which was approved by Bank in accordance with Bank’s consent rights under the governing documents of the Company and also approved by Bank following Bank’s review and approval of the due diligence review of such agreements.  Changes to the Criteria may occur from time to time upon written agreement of Bank and Company.  Bank shall provide Company with notice of approval or disapproval of any requested changes or exceptions to the Criteria as soon as reasonably practicable, and in any event within **** **** Business Days of a requested change.  Approval of and any changes to the Criteria, whether requested by Company or Bank, shall be effective upon the written agreement of both Company and Bank, notwithstanding Bank’s delay or failure in providing the above notice.  Company agrees that it shall use its commercially reasonable efforts to include terms that specifically prohibit any claim or cause of action by the Sponsored Members relating to the Services or the Sponsored Agreement directly against Bank, limiting all such the remedies of any Members to claims or causes of action related to or arising out of the Sponsored Agreement and the Services provided to those against the Company in all such Sponsored Agreements entered into after the date hereof.

(d)           Company and Bank agree that Company will only enter into new agreements utilizing the Bank Services with financial institutions, merchants or other organizations that meet or exceed the Criteria in Company’s reasonable judgment.  Using Bank’s policies and procedures, Company shall be responsible for conducting and complying with all applicable Law related to screening, customer identification or know your customer including but not limited to the Bank Secrecy Act (including the USA PATRIOT Act) and those promulgated and issued by the Office of Foreign Assets Control.  Company shall also monitor Sponsored Members pursuant to such Law for ongoing compliance with any money laundering and bank secrecy requirements and Bank shall provide all necessary cooperation and access to permit Company to do so.  Company will maintain records of all Sponsored Agreements and any agreements entered into that utilize Company Services provided for in this Agreement, including as may be required by the Rules.  All such records will be maintained at Company’s expense, provided that in the event Bank requests a written copy of any such Sponsored Agreement(s) for a purpose reasonably related to the performance of its obligations hereunder, Company will provide for a copy of such Sponsored Agreement at Bank’s expense.

(e)           Company shall be responsible for all obligations and liabilities arising out of its provision of Company Services except with respect to the Bank Services which are provided by Bank and as may otherwise be provided in this Agreement or any other agreement between Company and Bank.

(f)            Company will direct, manage, conduct and administer the Company Services (with the assistance contemplated hereunder of Bank with respect to its provision of the Bank Services).  Any functions not directly performed by Company or its Subcontractors shall be conducted with qualified industry vendors who the Company reasonably believes to be competent and who meet or exceed any requirements under the Rules or as may be required by applicable Law.

(g)           Company will designate a liaison to interface with Bank through Bank’s appointed liaison, and will provide reasonable cooperation and assistance to Bank to carry out and accomplish the transactions contemplated by this Agreement.

(h)           ****

Section 1.3            Clearing Settlement and Sponsorship Services.  Pursuant to the terms of this Agreement:

(a)           Bank will provide the services as more fully described in this Section 1.3 and such services shall be available for Company’s benefit and the benefit of all counterparties to any Sponsored Agreements in accordance with the terms of this Agreement (such services collectively referred to herein as “Clearing, Settlement and Sponsorship Services” or the “Bank Services” and all such counterparties referred to herein as “Sponsored Members”).  The parties expressly (i) acknowledge that, before the date of this Agreement, Company was a part of Bank and Bank provided Company (and its predecessor-in-interest) with services similar to the Clearing, Settlement and Sponsorship Services (collectively, the “Previous Services”) and (ii) agree that, on and after the date of this Agreement, unless otherwise specified herein, Bank shall provide the Clearing, Settlement and Sponsorship Services to Company in a manner, within timeframes and using the same (or as modified as agreed by the Company) personnel, processes and systems that result in substantially the same service levels and functionality to the Company and its Sponsored Members as Bank’s historical practices and procedures of providing the Previous Services to the Company (and its predecessor-in-interest) and the Sponsored Members before the date of this Agreement.

(b)           Bank shall clear and settle transactions through the Card Associations as provided in Article 3 hereof.  As provided in Section 6.1 hereof and subject to the limitations therein, Company shall be responsible for and pay (i) any reasonable out-of-pocket costs of Bank in obtaining or maintaining BINs and ICAs as required hereby and (ii) any Card Association assessments, fees, fines or penalties related to Company Services provided to Sponsored Members that are not attributable to the gross negligence, misconduct or breach of this Agreement by Bank (in which case such costs shall be borne by Bank in proportion to the Bank’s responsibility for such assessments, fees, fines or penalties).  Bank acknowledges and agrees that the BINs and ICAs to be made available to Company hereunder may only be utilized with respect to this Agreement and Company’s Sponsored Agreements.  Upon termination of this Agreement, Bank will transfer the BIN used by Company under the terms of this Agreement to the successor sponsor bank to be used by Company.  The Bank and Company shall, prior to the effective date of termination, agree the amount of reserve to be held by Bank to satisfy the trailing liabilities of Company, and the Company shall pay Bank’s reasonable costs for the BIN transfer up to a maximum of $****.

(c)           Bank will remain a member of the Card Associations through the Term of the Agreement.

(d)           ****

(e)           Bank will use reasonable best efforts in cooperating with the Company in the settlement of all transaction amounts, chargeback and retrieval proceedings, compliance and other Card Association actions involving Company, the Sponsored Agreements and/or Company Services, including but not limited to performing any transactions with Card Associations in the event Company is not authorized to perform such transactions on its own account or if it is not commercially practical for Company to perform such transactions at Company’s expense.  Except to the extent otherwise agreed by and between Company and Bank, Company shall be responsible for all chargebacks and losses related to Company Services and the transaction for which Clearing, Settlement and Sponsorship Services are provided by Bank.

(f)            Bank shall have the right to require Company’s termination of a particular Sponsored Agreement in the following circumstances:

(1)           ****

(2)           **** or

(3)           **** or

(4)           ****.

For purposes of clause (4) above, (X) a “Predecessor Sponsored Member” shall mean a Sponsored Member who initially became a customer Fifth Third Processing Solutions, a division of the Bank (or its predecessors) (the “Prior Company”), prior to the date hereof, (Y) with respect to a given Sponsored Member, the “Approval Criteria” shall mean, in the case of a Predecessor Sponsored Member, the credit policies in effect at the time such Predecessor Sponsored Member became a customer of the Prior Company and in the case of all other Sponsored Members, the Criteria in effect at the time such Sponsored Member became a customer of the Company or its successors, in the case of each Predecessor Sponsored Member or other Sponsored Member, as amended or excepted for purposes of such particular Predecessor Sponsored Member or other Sponsored Member and (Z) a Sponsored Member’s “Current Operations” shall refer the operations of such Sponsored Member at the time Bank is proposing to require Company to terminate such Sponsored Member’s Sponsored Agreement.

Bank will notify Company of its desire for the Company to terminate a Sponsored Agreement together with a reasonably detailed explanation for such desire, and will work with Company to identify approaches to mitigate risk factors (such as initiating or increasing Sponsored Member reserves) or transferring Bank Services to an alternative provider of Bank Services within timeframes acceptable to Bank, acting reasonably, prior to requiring Company to terminate the Sponsored Agreement.

Nothing contained in this Section 1.3 will be interpreted to restrict or modify Bank’s Card Association obligations.  Similarly, Bank may place holds on funds due or to become due to a Sponsored Member based on Bank’s good faith evaluation of the credit risk of the Sponsored Members to the extent reasonable and consistent with past practice.

(g)           Bank agrees to cooperate with Company on a timely basis in the preparation, administration and/or signing of any Sponsored Agreements that conform to the requirements of this Agreement and the Rules.

(h)           ****

(i)            In the event Company requests Bank to become a member of or provide Company access to any Card Association for which Bank is not already a member or participant as of the date of this Agreement, Bank agrees to use commercially reasonable efforts as promptly as practicable to become a member in order to facilitate Company’s ability to support such Card Association’s services for its customers. Company shall be responsible for Bank’s reasonable out of pocket costs associated with Bank’s actions taken in response to such request.

(j)            To the extent Company requires security or reserves from a Sponsored Merchant, Company shall endeavor to use commercially reasonable efforts to have any funds in the nature of security or reserves for the Sponsored Members and in respect of the Sponsored Agreements and the Criteria to be placed upon deposit with Bank.

(k)           Company shall only enter into new arrangements with other independent service or sales organizations (“ISOs”) to use the Bank Services under this Agreement, as permitted by the Criteria for Company’s enrollment of ISOs.

Section 1.4            Both Parties.  During the term of this Agreement, Bank and Company agree to perform their respective obligations hereunder in compliance with the Rules and applicable Law.

ARTICLE II

FEES

Section 2.1            Bank Fees.  Company agrees to pay all fees as specified in Exhibit B with respect to services provided by Bank under this Agreement.  Bank agrees to maintain the amount or calculation of such fees fixed for the first **** **** **** of the term of this Agreement, excluding any price increase due to increased fees or assessments imposed by any third party provider including any Card Association fees owed hereunder (“Third Party Fees”).  After the first **** **** **** of the term, Bank may change, at its discretion, any fee upon notice to Company; provided, however, that any increase in prices shall not exceed the lesser of **** percent (****%) per annum, or **** percent (****%) of the change, expressed as a percentage in the official Consumer Price Index (“CPI”) (for purposes of this Agreement, the CPI shall be the annual percentage increase in the Consumer Price Index of All Urban Consumers (CPIU) United States City Average, as published by the U.S. Department of Commerce Bureau of Economic Analysis or any successor thereto for the most recent 12 month period for which data is available), in any calendar year, excluding increases in any Third Party Fees.

Section 2.2            Card Association Benefits.  ****

ARTICLE III

SETTLEMENT & COMPANY ACCOUNTS

Section 3.1            Treasury Management Services.  Company and Bank acknowledge and agree that any deposit, payment or other treasury management services with respect to any accounts of Company held at Bank (including without limitation those for wire, ACH or other electronic funds transfers, or other payment or deposit services) (collectively, the “Treasury Management Services”) shall be governed by the terms of a Treasury Management Agreement by and between Company and Bank.  The rights and responsibilities of each party with respect to such Treasury Management Services, and any transaction initiated by Company to or from the Accounts (defined below), shall be set forth in the Master Treasury Management Agreement with terms to be agreed upon between Bank and Company.  Company agrees that Bank shall be the exclusive provider of Treasury Management Services for the first **** **** years of this Agreement and thereafter Bank shall remain Company’s provider of Treasury Management Services ****.  Notwithstanding anything herein to the contrary, the Company shall be permitted to establish additional providers of Treasury Management Services (i) with respect to services the Bank is unwilling or unable to provide or (ii) that are established in connection with agent bank relationships.  The Treasury Management Services shall be provided under a fee structure to be negotiated between Company and Bank.

Section 3.2            Settlement Account.  Bank will maintain an account or accounts (collectively, the “Settlement Account”) to receive settlement from Card Associations.  Company shall work with Bank to establish a process that will keep an aggregate balance in such accounts which is acceptable to Company and bank.  For the fees paid to Bank herein, Bank will receive and settle transactions through the interchange process of Card Associations in accordance with the terms of this Agreement.  Company, on behalf of Bank, will provide for payment and transfer of funds from the Settlement Account and direct Bank on such funds transfers.  Company shall be responsible for any instructions provided by it or its agents to Bank and further agrees to fund any shortfalls in the Settlement Account within one (1) Business Day.

Section 3.3            Company Account.  Company will maintain an operating account with Bank (the “Company Account”) for the purpose of receiving discount rates, fees and other amounts due Company pursuant to the Sponsored Agreements.  Bank shall transfer such amounts to the Company Account from the Settlement Account at the times mutually agreed upon but no less than monthly.  Company will use its commercially reasonable efforts to maintain a positive balance in the Company Account at all times, provided, however, that in the event the Company fails to maintain a positive balance in the Company Account, Company shall pay interest to the Bank ****.  To the extent Company owes Bank fees under this Agreements, Bank may satisfy such obligations from the Settlement Account or the Company Account.

Section 3.4            Reserve Account.  ****, Bank may require a reserve account (the “Reserve Account”) to be established by Company with Bank to secure the obligations of Company to Bank hereunder in such amount or amounts based on a reasonable assessment by

Bank of Company’s past processing volume and chargebacks or if required by any Card Association or regulatory agency or rule issued by either of the same.  The Reserve Account may be funded by amounts from the Settlement Account, the Company Account or from the Company directly.  In the event the Reserve Account is drawn upon, the Reserve Account shall be replenished to meet or exceed the amount then required by Bank.  Upon termination of this Agreement Company shall fund the Reserve Account with an amount reasonably requested by Bank to deal with chargebacks and trailing activity.  In the event a Reserve Account is established and thereafter the Company is in compliance with its financial covenants for a full fiscal quarter, then Bank shall refund any amounts in such Reserve Account.

Section 3.5            Security Interest.  In order to secure the obligations of Company to Bank under this Agreement, **** a lien and security interest (subject to the security interests securing the Note) in all of its right, title and interest whether now owned or existing or hereafter created, acquired or arising in, to and under: (a) the Settlement Account and all sums due to the Settlement Account, the Company Account and all sums due to the Company Account, the Reserve Account and any other accounts of Company with Bank or its affiliates; (b) the Sponsored Agreements and any amounts to become due to Company or any rights of Company to receive compensation and fees pursuant to the Sponsored Agreements; (c) the BINs and ICAs related to the Sponsored Agreements; and (d) all books, records and proceeds related to the foregoing. Company hereby agrees to execute and hereby agrees and authorizes Bank to execute and file (at Company’s expense) any documents to create, perfect, maintain and enforce this security interest, including the filing of UCC financing statements contemporaneously with the execution of this Agreement.  Company is not restricted or prohibited from granting liens in the foregoing collateral, provided that they are subordinate to those of Bank.  In the event that Company (x) desires to (i) sell a portion of its Sponsored Agreements, or (ii) transfer a portion of its Sponsored Agreements to another BIN held by a party other than Bank, or (y) is in compliance with its financial covenants under the Note for a full fiscal quarter following a breach thereof, then Company may request and Bank shall release any security interest with respect to such Sponsored Agreements provided (1) the Company is current on any obligations owing Bank and (2) Company is not in default under the Agreement.

Section 3.6            Settlement Risk.  Bank shall not be responsible for the systemic risk of loss associated with the Card Associations or the failure of Card Associations to effect settlement of transactions or to perform its obligations hereunder in the event of such failure; provided that this Section 3.6 shall not relieve Bank of its obligations in the settlement process once the funds or information is received from the Card Association.

ARTICLE IV

REPORTS AND RECORDS; BUSINESS CONTINUITY

Section 4.1            Reports.  ****  To the extent Company or Bank receives any material report or communication, including those from Card Associations, Sponsored Members or otherwise related to this Agreement and which such reports or communications are not otherwise received by the other party, the party receiving the report or communication will promptly provide such report and/or communications to the other party.  ****  The form and format of any other routine report utilized as periodic communication between Bank and Company will be as mutually agreed by Bank and Company.  Bank and Company may agree to generate and receive other reports relating to their respective obligations under this Agreement as mutually agreed by Bank and Company.

Section 4.2            Records and Access.  At all times Company will maintain accurate business records relating to its Sponsored Agreements.  Company shall provide Bank with commercially reasonable access to Company’s and its Sponsored Members’ systems and those of any of their respective vendors’ systems to enable Bank to appropriately monitor and provide the services contemplated hereby, provided that Bank shall not use such information for any other purposes.

Section 4.3            Business Continuity.

(a)           Company will maintain a disaster recovery and contingency program that meets applicable Card Association requirements.  Throughout the Term of this Agreement, Company shall maintain and shall instruct its Subcontractors to maintain off-site business continuity capabilities designed to permit Company to recover from a disaster and continue providing Services in accordance with its business continuity plan and capabilities.  At such time as any applicable Bank systems and applications are operating independently of those Company systems used to provide the Services, Company shall use commercially reasonable efforts to comply with the redundancy and recovery capabilities have been established by Bank for such applicable Bank systems and applications.  Company’s business continuity capabilities will permit the recovery from a disaster and resumption of the provision of the Services to Bank within a commercially reasonable period as dictated by the particular recovery rating of the system and/or application in question.  Company shall use commercially reasonable efforts to install network connections necessary to provide services for Company’s recovery in accordance with the foregoing commitments.

(b)           Company shall make available to Bank, upon request and without charge, an executive summary and/or the full text of its current business continuity plan, which it may change from time to time upon notice to Bank.  Company shall revise and instruct its Subcontractors to revise, such business continuity plan to meet accepted standards or those required by the Networks or any regulatory agency planning criteria.  Company expressly agrees that it will not make any material changes to Company’s business continuity plan in place as of the date of this Agreement that would cause such policy to not meet bank regulatory and/or Card Association requirements.

(c)           Company shall (i) test the operation and effectiveness of its business continuity plans at least annually, and (ii) upon request furnish to the Bank the portions of its test protocol directly applicable to the Services provided to Bank and a copy of the test results.

ARTICLE V

AUDIT

Section 5.1            Audits. ****.

Section 5.2            Audit Expense.  Company shall pay the expense of its own audits and all third party audits contemplated by Section 5.1 above related directly to this Agreement and/or the services provided hereby, including but not limited to Card Association mandated audits.  Bank shall pay the cost of its own audits.

Section 5.3            Financial Statements.  Company will use commercially reasonable efforts to provide audited financial statements for the end of calendar year 2009, provided that if Company is unable to provide such audited financial statements that the executive management of Company shall provide, with any financial statements provided a the end of calendar year 2009, a written certification that such financial statements are complete and accurate. Following 2009, Company will provide annual audited financial statements to Bank. Company shall also provide quarterly unaudited financial statements and such other financial information as Bank may reasonably request.

ARTICLE VI

FEES AND EXPENSES

Section 6.1            Card Association Fees, Related Expenses and Liabilities.  Company is responsible for Card Association fees for establishment and maintenance of the BINs and ICAs used in connection with this Agreement.  As to Bank, Company is solely liable for Card Association fees for the registration of Company and any Sponsored Members.  Company shall pay all Card Association fees, interchange, assessments, penalties and fines applicable or related to the Sponsored Member Program; provided that, Company shall not be liable for Card Association fees and expenses arising out of the gross negligence or misconduct of Bank or breach by Bank of this Agreement.  As between Bank and Company, Company is responsible for all expenses related to Company’s and each Sponsored Members’ compliance with all applicable Law and Card Association Rules, relating to this Agreement or the services contemplated hereby, and the Sponsored Agreements including, but not limited to the expense of any data security or other requirements mandated by any Card Association including PCI compliance. Company shall not be responsible for the cost of Bank’s compliance with any Card Association Rules, data security or other requirements that relate to or are necessitated by Bank’s own card issuing activities, and Bank shall bear the cost of changes made at Bank’s direction or at the direction of a regulator of Bank unless such changes are necessitated by or relate to the provision of services by the Bank hereunder.

Section 6.2            Company Account.  As between Company and the Bank, Company is solely responsible for all losses due to transactions by a Sponsored Member, such as losses resulting from chargeback, fraud, bankruptcy, or similar events.  To the extent there are insufficient funds in the Company Account to pay such expenses, Bank shall notify Company in writing of the deficiency and Company shall promptly deposit losses in the Company Account sufficient to pay those losses.  Bank may setoff losses from amounts otherwise due Company hereunder; provided that, Company shall not be liable for (i) losses arising out negligent acts or omissions or misconduct of Bank, or breach by Bank of this Agreement and (ii) losses arising out of claims which are subject to indemnification by Bank under this Agreement.

Section 6.3            Conversion Costs.  ****.

Section 6.4            Other Costs and Expenses.  Except as otherwise specified herein, each party shall be responsible for its own costs and fees in the preparation of this Agreement and carrying out of its obligations under this Agreement.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES AND COVENANTS

Section 7.1            Bank — General.  Bank hereby represents and warrants to Company and covenants with Company as follows:

(a)           Bank is duly chartered and validly existing as an Ohio banking corporation with full power and authority to carry on its banking business as now conducted.

(b)           Bank has all requisite corporate power and authority to enter into and perform all its obligations under this Agreement.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Bank.  This Agreement constitutes the legal, valid and binding obligation of Bank enforceable against it in accordance with its terms, subject only as to enforceability of bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(c)           No consent, approval or authorization of, or declaration, notice, filing or registration with, any government entity or any other person is required to be made or obtained by Bank in connection with the execution, delivery and performance of this Agreement except as may be required to register Company and any Sponsored Member or other organization as required by the Rules and except to the extent that any such approval, authorization, declaration, notice, filing or registration would not have a material effect on the Bank’s ability to perform under this Agreement.

(d)           As of the date hereof, there is no litigation, civil proceeding or governmental proceeding pending or, to the knowledge of Bank, threatened, and there is no proceeding, pending dispute, or ongoing investigation with any Card Association, and Bank does not know of any basis for any such litigation, proceeding, dispute, or governmental or Card Association investigation or any order, injunction or decree outstanding which does or might materially affect Bank’s ability to enter into this Agreement or carry out Bank’s obligations thereunder.

(e)           This Agreement does not conflict with any other agreement or obligation of Bank and neither the execution and delivery nor the performance of this Agreement will violate, conflict with, result in a breach of or default under, or constitute a violation of Bank’s bylaws, any agreement, or any law, regulation, judicial decree or order by which Bank is bound except to the extent that any such conflict, breach, violation or default would not have a material effect on the Bank’s ability to perform under this Agreement.

(f)            As of the date of this Agreement, Bank is a principal member or licensee, as the case may be, in good standing of **** Card Associations set forth on Schedule A to this Agreement, and no Card Association has notified Bank that any limitation with respect to dollar volume, transaction volume or otherwise are or may be imposed on Bank with respect to the transactions cleared by Bank through such Card Association.  Bank shall promptly notify Company if it, at any time, receives any such notice or has reason to believe that any such limitation may be imposed on it.

(g)           During the term of this Agreement, Bank will respond and attempt to resolve the reasonable inquiries of Company and Card Associations in a prompt and professional manner.

Section 7.2            Company — General.  Company hereby represents and warrants to Bank and covenants with Bank as follows:

(a)           Company is a limited liability company duly organized and validly existing under the laws of the State of Delaware with full power and authority to carry on its business as now conducted.

(b)           Company has all requisite power and authority to enter into and perform all its obligations under this Agreement.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action in respect thereof on the part of Company.  This Agreement constitutes the legal, valid and binding obligation of Company enforceable against it in accordance with its terms, subject only as to enforceability of bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(c)           To the knowledge of Company, no consent, approval or authorization of, or declaration, notice, filing or registration with, any government entity or any other person is required to be made or obtained by Company in connection with the execution, delivery and performance of this Agreement except for the registration of Company, any of its Third Party Providers and each Sponsored Members with the Card Associations as required by the Rules and this Agreement.

(d)           As of the date hereof, the knowledge of Company, there is no litigation, proceeding or governmental investigation pending or threatened, and there is no proceeding, pending dispute, or ongoing investigation with any Card Association, and Company does not know of any basis for any such litigation, proceeding, dispute, or governmental or Card Association investigation or any order, injunction or decree outstanding which does or might materially affect Company’s ability to enter into this Agreement or carry out Company’s obligations hereunder.

(e)           To the knowledge of Company, this Agreement does not conflict with any other agreement or obligation of Company and neither the execution and delivery nor the performance of this Agreement will violate, conflict with, result in a breach of or default under, or constitute a violation of Company’s charter documents or membership and operating agreement, any agreement, or any Law by which Company is bound.

(f)            Company will be a registered Member Service Provider, ISO or other designation of the Bank under applicable Rules and remain in good standing and will continue to maintain those registrations throughout the term of this Agreement.

(g)           During the term of this Agreement, Company will respond and attempt to resolve the reasonable inquiries of Bank, Card Associations and Sponsored Members in a prompt and professional manner.

Section 7.3            Company — Card Association Representations, Warranties, and Covenants.  Company hereby represents and warrants to Bank and covenants with Bank as follows:

(a)           Company has received, understands, and agrees to comply in all material respects with all Rules.

(b)           On an ongoing basis, each party will regularly provide the other party with its current addresses (in the case of the Company, for all its offices) to the extent requested by the other party.

(c)           In the event of any inconsistency between any provision of this Agreement and the Rules, except to the extent of any indemnity obligations of Company to Bank hereunder, the Rules in each instance shall be afforded precedence and shall apply.

(d)           This Agreement will automatically terminate with respect to a Card Association if Company’s required registration with such Card Association is revoked or terminated.

(e)           Company acknowledges and agrees that Card Associations’ respective trademarks and service marks are the sole and exclusive property of such Card Associations (“Card Association Marks”).  To the extent required by the Rules, Company agrees to not unreasonably contest the ownership of these Card Association Marks and that Card Associations may at any time immediately and without advance notice prohibit Bank, Company or a Sponsored Member from using their respective Card Association Marks.

(f)            Company acknowledges and agrees that Card Associations shall have the right, either in law or in equity, to enforce any provision of the Rules and to prohibit Company’s conduct that creates a risk of injury to Card Associations or that may adversely affect the integrity of Card Association systems, information or both.  Company agrees to refrain from taking any action that would have the effect of interfering with or preventing an exercise of these rights by Card Associations.

(g)           Company agrees not to use any Card Association Marks other than as permitted by the Rules.  To the extent required by the Rules, Company also agrees not to suggest, imply or in any manner create an impression that it is a member of, endorsed by or an authorized representative of any Card Association unless such rights are granted to Company through a direct agreement between Company and the applicable Card Association.

(h)           To the extent required by the Rules, Company shall be responsible for ensuring that all Sponsored Members comply with the Rules.  Company further agrees, to the extent required by the Rules, to the following:

(i)            Company will not use Card Association equipment and software (“Systems”) and Card Association information identified or reasonably understood to be confidential or proprietary (“Card Association Confidential Information”) for anything other than to provide Company Services in accordance with the Rules;

(ii)           To treat the Card Association Systems and Card Association Confidential Information in at least as careful and confidential a manner as Company treats its own or the Bank’s systems and confidential or proprietary information;

(iii)          To acknowledge that access to the Card Association Systems and Card Association Confidential Information does not convey to Company any right, title, interest or copyright therein or any license to use, sell, exploit, copy or develop them further;

(iv)          To limit access to the Card Association Systems and Card Association Confidential Information to only those Company employees with a need to have access for the Company to perform services under the Sponsored Member Program and to implement and maintain reasonable and appropriate safeguards to prevent unauthorized access to or use of the Card Association Systems or Card Association Confidential Information;

(v)           Upon termination of Company’s performance under the Sponsored Member Program, to immediately cease any and all use of Card Association Systems and promptly thereafter deliver to Bank all Card Association Confidential Information then in the possession or control or, upon request by one or more Card Associations, to immediately cease any and all use of the Card Association Systems and promptly thereafter deliver all Card Association Confidential Information then in its possession or control to Card Associations; and

(vi)          To immediately advise Bank if Company becomes aware that any unauthorized person or external entity gains access to the Card Association Systems or Card Association Confidential Information by or through Company, the Sponsored Members or any of their systems or with respect to the FTPS Business, whether by legal proceeding or otherwise.

(i)            Card Associations may at any time conduct financial and procedural audits of Company to the extent set forth in the applicable Rules.  Company agrees to cooperate with and promptly supply Card Association with all information and material reasonably requested.

(j)            Company will at all times maintain compliance with, and use commercially reasonable efforts to ensure that its Sponsored Members will at all times maintain compliance with, data security standards and requirements established by the applicable Card Associations, including without limitation PCI compliance.  In the event Company becomes aware that any Sponsored Member is not in material compliance with PCI, Company will take all commercially reasonable measures, up to and including termination of such Sponsored Agreements, to ensure such Sponsored Members remediate any non-compliance as soon as reasonably possible and in accordance with all Card Association mandated timeframes.

ARTICLE VIII

CONFIDENTIALITY,
EXCLUSIVITY

Section 8.1            Confidential Information.  The parties expressly acknowledge that in the course of Bank’s and Company’s negotiation of this Agreement and the performance hereunder, both parties have disclosed prior to the date hereof and may continue to learn certain confidential patent, copyright, business, trade secret, proprietary or other like information of the other party or third parties, including but not limited to the other party’s vendors, consultants, suppliers or customers (collectively, “Confidential Information”).  Anything in this Agreement to the contrary notwithstanding, each party expressly agrees that it will keep confidential any such Confidential Information it learns, and with respect to Bank, such Confidential Information will be restricted to the underwriting and other divisions of Bank and its affiliates that need to know such Confidential Information for purposes of this Agreement, and shall only use such Confidential Information to the extent required to perform their respective duties under this Agreement or to its professional advisors (provided they are subject to retaining the Confidential Information confidential as provided in this section), and will not otherwise use or disclose the Confidential Information to any other person.  Each party expressly further agrees that it shall return to the disclosing party upon that party’s request or upon termination of the Agreement any such Confidential Information and copies thereof.

Section 8.2            Non-Confidential Information.  The provisions of this Article shall not apply to information which: (i) is in the public domain or in the possession of the receiving party without restriction at the time of receipt under this Agreement (except to the extent that information with respect to the Company and its business was available to Bank as a result of

Bank’s direct or indirect prior ownership of the business now conducted by Company); (ii) is used or disclosed with the prior written approval of the disclosing party; (iii) is independently developed by the receiving party without use of the other party’s Confidential Information; (iv) is or becomes known to the receiving party from a source other than the disclosing party without breach of this Agreement by the receiving party; or (v) is ordered to be released by a court of competent jurisdiction or appropriate regulatory authority, but in such a case the party required to disclose the information, to the extent possible and legally permissible, shall provide the other party with timely prior notice of the requirements and coordinate with such other party in an effort to limit the nature and scope of the required disclosure.

Section 8.3            Remedy.  In the event of any breach of Sections 8.1 or 8.2, the parties agree that the non-breaching party will suffer irreparable harm and the total amount of monetary damages for any injury to the non-breaching party from any violation of Sections 8.1 or 8.2 will be impossible to calculate and will therefore be an inadequate remedy.  Accordingly, the parties agree that the non-breaching party shall be entitled to seek temporary and permanent injunctive relief against the breaching party, its affiliates, employees, officers, directors, agents, representative or independent contractors, and the other rights and remedies to which the non-breaching party may be entitled to at law, in equity and under this agreement for any violation of this Article 8.  The provisions of Sections 8.1, 8.2, and 8.3 shall survive the termination of this Agreement.

Section 8.4            Exclusivity.  Except for such Clearing, Settlement and Sponsorship Services that Bank declines or is unable to perform hereunder, during the Term of this Agreement, Bank shall be the exclusive provider of the Clearing, Settlement and Sponsorship Services to Company; provided, however, that Company shall be permitted to establish additional BINs and to use such additional BINs to process the minimum amount of volume necessary to establish and maintain such additional BINs.  Except as described on Exhibit 8.4 to this Agreement, during the Term of this Agreement, Bank shall provide the Clearing, Settlement and Sponsorship Services exclusively to Company and to no other person or entity.  This section is not intended to limit the Bank from processing for its own account as long as it is otherwise consistent with its obligation not to compete with the Company.  ****

ARTICLE IX

TERM AND TERMINATION

Section 9.1            Term.  This Agreement shall become effective, without further action, as of the date first written above (the “Effective Date”) and shall remain in effect for a period of ten (10) years and shall thereupon be automatically renewed for successive **** **** **** terms unless either party notifies the other at least **** **** **** prior to the expiration of the then current term that such party does not desire that the Agreement be renewed.

Section 9.2            Termination by Mutual Agreement.  This Agreement may be terminated immediately upon mutual written agreement of the parties.

Section 9.3            Termination Upon Default.  The breach by either party of a material term or condition of this Agreement shall constitute an event of default (“Event of Default”).  If such

Event of Default is not cured by the defaulting party within **** **** days (**** **** business days in the event of a failure of Company to fund the Company Settlement Account, the Company Operating Account and/or to otherwise pay amounts owing to Bank under this Agreement in excess of $**** within the timeframes prescribed herein) after delivery of written notice describing the Event of Default, then the nondefaulting party shall be entitled at its sole election, to terminate this Agreement upon **** **** days written notice (**** **** business days in the event of a failure of Company to fund the Company Settlement Account, the Company Operating Account and/or to otherwise pay amounts owing to Bank under this Agreement in excess of $**** within the timeframes prescribed herein) to the other party, except if otherwise agreed by the parties.  To the extent that amounts outstanding are not paid according to the ordinary settlement procedures between the Company and Bank hereunder, then those amounts shall bear interest ****, which interest shall accrue during the period such amounts are outstanding and be due and payable in addition to the underlying principal amount, which such is repaid.  Notwithstanding the foregoing, if the Event of Default requires earlier termination due to the Rules, then the nondefaulting party may terminate as required by the Rules, subject to reasonable documentation thereof.  In the event of a termination due to Card Association Rules, Bank agrees to use commercially reasonable efforts to work with the applicable Card Associations to pursue alternatives to termination and/or alternative institutions to assume Bank’s obligations under this Agreement.  In the case of Bank, it shall also constitute an “Event of Default” if Bank, (i) fails to settle transactions in accordance with Sections 1.3 and 3.2 if the aggregate amount of transactions that should have been settled exceeds $****, or (ii) whether by merger, stock or asset purchase or otherwise, sells or otherwise transfers, alone, or as part of a larger transaction, the business units of Bank, or portions thereof, which provide the relevant services hereunder and the acquirer thereof does not affirmatively agree in writing to assume the obligations of Bank hereunder, which shall include if such transaction contemplated by this subpart (ii) is entered into due to a regulatory action or order.

Section 9.4            Termination by Reasons of Bankruptcy or Other Material Events.  In the event of the occurrence of any of the following events (each, a “Termination Event”), the solvent party shall have the right to terminate this Agreement immediately upon providing written notice to the non-solvent party:

(a)           the commencement of any bankruptcy, insolvency, reorganization, dissolution, liquidation of debt, receivership or conservatorship proceeding or other similar proceeding under federal or state bankruptcy, debtors relief, or other law by or against the other party; or

(b)           the suspension or termination of business or dissolution of, or the appointment of a receiver, conservator, trustee or similar officer to take charge of, a substantial part of the property of the other party.

Section 9.5            Automatic Termination. This Agreement shall automatically terminate with respect to one or more Card Associations upon Company’s loss of its registration in such Card Association due to revocation or non-renewal of such registration by such Card Association, subject to a ninety (90) cure period unless otherwise required in writing by the Card Association.

Section 9.6            Change of Control.  ****

Section 9.7            Survival of Certain Obligations.  Expiration or earlier termination of this Agreement for any reason shall not terminate the obligations described in this Article 9 or in Articles 3, 6, 8(a), 8(b), 8(c) or 10 hereof, or the obligation to pay Bank or Company amounts due hereunder which arise prior to the termination date; all of which survive expiration or termination of this Agreement.

Section 9.8            Rights Upon Termination.  Termination or expiration of this Agreement shall not affect the rights and obligations of the parties for transactions entered into prior to termination.  In the event of termination of this Agreement, the parties agree to cooperate to effect an orderly transition of Company’s business to a new provider, such period not to exceed six (6) months.  Any services provided during this period shall be subject to and in accordance with the terms of this Agreement.  Company shall have such right even where termination is due to a breach or Event of Default by Company.

ARTICLE X

INDEMNIFICATION, LIABILITY AND LIMITATIONS

Section 10.1         Indemnification of Bank. In addition to the obligations of Company to indemnify Bank under other provisions of this Agreement, Company shall indemnify Bank and its directors, officers, employees and agents (“Bank Indemnified Parties”) and hold each of them harmless from and against and defend against, any and all claims, damages, losses, penalties, fines, expenses, costs and/or liabilities (including attorneys’ fees and court costs) (“Losses”) that are caused by or result from Company’s performance or failure to perform its obligations hereunder (****) or under any Sponsored Agreements, ****, and the breach of any representation or warranty made by Company herein, provided that Company shall have no such obligation to the extent such Losses were caused by or the result of ****.  In addition, the indemnity obligations set forth herein shall not apply if such claim arises out of (i) ****, (ii) ****, or (iii) ****.  Company’s obligation to indemnify any Bank Indemnified Party will survive the expiration or termination of this Agreement by either party for any reason.

Section 10.2         Indemnification of Company.

In addition to the obligations of Bank to indemnify Company under other provisions of this Agreement, Bank shall indemnify Company and its directors, officers, employees and agents (“Company Indemnified Parties”) and hold each of them harmless from and against and defend against, any and all Losses that are caused by or result from Bank’s performance or failure to perform its obligations hereunder (****), and the breach of any representation or warranty made by Bank herein, provided that Bank shall have no such obligation to the extent such Losses were caused by or the result of the ****.  In addition, the indemnity obligations set forth herein shall not apply if such claim arises out of (i) ****, (ii) ****, or (iii) ****.  Bank’s obligation to indemnify any Company Indemnified Party will survive the expiration or termination of this Agreement by either party for any reason.

t

Section 10.3         Notice.  Each party shall promptly notify the other of any suit or threat of suit which that party becomes aware (except with respect to threat of suit one party might bring against the other) that may give rise to a right of indemnification pursuant to the Agreement.  The indemnifying party will be entitled to participate in the settlement or defense thereof.  The indemnifying party and the indemnified party shall cooperate (at no additional cost to the indemnified party) in the settlement or defense of any such claim, demand, suit or proceeding.

Section 10.4         Limitation on Liability.  Notwithstanding any provisions of this Agreement providing to the contrary, Bank’s liability to Company, regardless of the form of action, shall be limited to ****, and in no event shall Bank be liable for (i) ****, or (ii) **** ****

Section 10.5         Representations and Warranties.  OTHER THAN AS SET FORTH HEREIN, BANK MAKES NO REPRESENTATIONS OR WARRANTIES, EITHER STATUTORY, EXPRESS OR IMPLIED, OF ANY KIND WITH RESPECT TO THE BANK SERVICES, BANK’S PERFORMANCE OF THE BANK SERVICES UNDER THIS AGREEMENT, OR THE PERFORMANCE OF ANY CARD ASSOCIATION, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY FOR A PARTICULAR PURPOSE, WHICH, WITHOUT LIMITING THE FOREGOING, ARE DISCLAIMED BY BANK.  OTHER THAN AS SET FORTH HEREIN, COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES, EITHER STATUTORY, EXPRESS OR IMPLIED, OF ANY KIND WITH RESPECT TO THE COMPANY SERVICES, COMPANY’S PERFORMANCE OF THE COMPANY SERVICES UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY FOR A PARTICULAR PURPOSE, WHICH, WITHOUT LIMITING THE FOREGOING, ARE DISCLAIMED BY COMPANY.

ARTICLE XI

MISCELLANEOUS

Section 11.1         Notices.  All notices, demands and other communications hereunder shall be in writing and shall be delivered (i) in person, (ii) by United States mail, certified or registered, with return receipt requested, (iii) by national overnight courier with record of successful delivery retained (e.g., FedEx), or (iv) by facsimile with record of successful transmission retained, as follows:

If to the Company:	Fifth Third Processing Solutions, LLC
c/o Advent International Corp.
75 State Street
Boston, MA 02109
Telephone: (617) 951-9400
Email: cpike@adventinternational.com
Attn: Chris Pike

With a copies to:	Weil, Gotshal & Manges, LLP
(which shall not	100 Federal Street, 34th Floor
constitute notice)	Boston, MA 02110
Telephone: (617) 772-8300
Facsimile: (617) 772-8333
Email: james.westra@weil.com
Email: marilyn.french@weil.com
Attn: James Westra; Marilyn French

Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263
Telephone: (513) 579-4300
Facsimile: (513) 534-7678
Email: paul.reynolds@53.com
Attn: Paul Reynolds

Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Telephone: (212) 558-4000
Facsimile: (212) 291-9085
Facsimile: (212) 291-9065
Email: korrya@sullcrom.com
Email: gladina@sullcrom.com
Attn: Alexandra D. Korry; Andrew R. Gladin

If to the Bank:	Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263
Telephone: (513) 579-4300
Facsimile: (513) 534-7678
Email: paul.reynolds@53.com
Attn: Paul Reynolds

with copy to:	Sullivan & Cromwell LLP
(which shall not	125 Broad Street
constitute notice)	New York, NY 10004
Telephone: (212) 558-4000
Facsimile: (212) 291-9085
Facsimile: (212) 291-9065
Email: korrya@sullcrom.com
Email: gladina@sullcrom.com
Attn: Alexandra D. Korry, Andrew R. Gladin

The persons or addresses to which mailings or deliveries shall be made may be changed from time to time by notice given pursuant to the provisions of this Section 11.1.  Any notice, demand or other communication given pursuant to the provisions of (a) Section 11.1(ii) shall be deemed to have been given on the earlier of the date actually delivered or five (5) days following the date deposited in the United States mail, properly addressed, postage prepaid, as the case may be, (b) Section 12.1(iii) shall be deemed to have been upon actual receipt if sent by overnight courier, and (c) Section 12.1(iv) shall be deemed to have been given on the date of electronic confirmation of receipt.

Section 11.2         Independent Contractor.  The relationship between both parties under this Agreement is that of independent contractor.  Nothing herein contained shall be construed as constituting a partnership, joint venture or agency between the parties hereto.

Section 11.3         Assignment; Subcontracting.  This Agreement shall not be assignable in whole or in part by either party without the other party’s prior written consent, which shall not be unreasonably withheld, and any attempted assignment without such consent shall be void.  Without limiting Company’s obligations hereunder, Company will not delegate, assign or otherwise arrange for the provision of all or part of the Services to be performed by an agent, contractor, supplier or vendor of Company (“Subcontractor”) unless the Subcontractor meets the due diligence and related criteria of Company found on Exhibit 11.3 hereto (such process to be subject to audit by Bank), but if not meeting such criteria, then subject to the prior written consent of Bank, such consent not to be unreasonably withheld, conditioned or delayed.  ****  Company agrees that its obligations hereunder are not relieved or diminished in the event of the errors or omissions of a Subcontractor and that Company is responsible for the performance, acts and omissions of any Subcontractor. Notwithstanding any such assignment, delegation or subcontract, assignor shall remain jointly and severally liable for all of its obligations under this Agreement which are so assigned, delegated or subcontracted.  Notwithstanding any such assignment, delegation or subcontract, assignor shall remain jointly and severally liable for all of its obligations under this Agreement which are so assigned, delegated or subcontracted.  Notwithstanding the foregoing, Bank may assign this Agreement, in part or in whole, to any of its affiliates without the consent of the Company, provided, further, that such affiliate must be capable of, and specifically agree in writing that it will be, performing the Bank Services and assuming Bank’s obligations hereunder.

Section 11.4         Waiver.  No term or provision hereof will be deemed waived, and no variation of terms or provisions hereof shall be deemed consented to, unless such waiver or consent shall be in writing and signed by the party against whom such waiver or consent is sought to be enforced.  Any delay, waiver or omission by Company or Bank to exercise any right or power arising from any breach or default of the other party in any of the terms, provisions or covenants of this Agreement shall not be construed to be a waiver by Company or Bank of any subsequent breach or default of the same or other terms, provisions or covenants on the part of the other party.

Section 11.5         Successors.  Subject to the restrictions on assignment contained herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.  There are no third party beneficiaries of this Agreement.

Section 11.6         Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio except where Federal law is applicable.

Section 11.7         Headings Not Controlling.  Headings used in this Agreement are for reference purposes only and shall not be deemed a part of this Agreement.

Section 11.8         Conflicts.  In the event of a conflict between the body of this Agreement and any other agreement or any Exhibit hereto, the body of this Agreement shall control; provided, that in the event that this Agreement and the MIA are deemed to conflict, the terms of the MIA shall control.

Section 11.9         Entire Agreement.  This Agreement including any schedules or exhibits hereto which are an integral part hereof and incorporated into as a part of this Agreement, constitutes the only agreement between the parties hereto relating to the subject matter hereof, except where expressly noted herein, and all prior negotiations, agreements and understandings, whether oral or written, are superseded or canceled hereby.

Section 11.10       Modification.  This Agreement may not be amended or modified except in a written document signed by authorized officers of both parties.  Notwithstanding any other provision in this Agreement, Company acknowledges that this Agreement shall be automatically modified to the minimum extent necessary to comply with any mandatory requirement(s) or mandatory duties imposed on Bank by Bank’s auditors, state and/or federal regulators or the Card Associations if the Bank gives Company notice of such modifications as soon as practical, and to the extent Bank cannot comply with such requirements or duties, or cause them to be inapplicable to Bank, through other commercially reasonable means; provided that if such modification materially changes the benefits or obligations of Company under this Agreement, Company may terminate this Agreement by providing thirty (30) days written notice of such termination to Bank.

Section 11.11       Severability.  If any provision of this Agreement is declared or found to be illegal, unenforceable or void, this Agreement shall be construed as if not containing that provision, the rest of the Agreement shall remain in full force and effect, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

Section 11.12       Force Majeure.  Neither party shall be liable for a delay in its performance or failure to perform any of its obligation under this Agreement to the extent such delay is due to causes beyond the control of that party and is without its fault or negligence, including, but not limited to, acts of God, labor disputes, governmental requests, regulations or orders, utility or communications failure, delays in transportation, national emergency, war, civil commotion or disturbance, war conditions, fires, floods, storms, earthquakes, tidal waves, failure or delay in receiving electronic data, equipment or systems failure or communication failures.  No party shall be relieved of its obligations hereunder if its failure of performance is due to removable or remediable causes which such Party fails to remove or remedy using commercially reasonable efforts within a reasonable time period.  A party rendered unable to fulfill any of its obligations under this Agreement by reason of a force majeure event hereunder shall give prompt notice of such fact to the other party, followed by written confirmation of notice, and shall exercise due diligence to remove such inability with all reasonable dispatch.

Section 11.13       Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all which together shall constitute one and the same Agreement.

Section 11.14       Further Assurances.  Each party agrees to assist, cooperate, execute documents and take such actions and provide such further assurances as to effect the transactions contemplated by this Agreement.

Section 11.15       JURISDICTION/WAIVER OF JURY TRIAL.  BANK AND COMPANY HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION CONCERNING ANY RIGHTS OR DISPUTES UNDER THIS AGREEMENT.  BANK AND COMPANY HEREBY AGREE THAT, AND CONSENT TO, THE EXCLUSIVE JURISDICTION AND VENUE FOR ANY DISPUTES HEREUNDER SHALL BE AN APPROPRIATE FEDERAL OR STATE COURT LOCATED IN CINCINNATI, OHIO.

Section 11.16       Non-Affiliates.  For purposes of the duties and obligations to one another as set forth in this Agreement, Bank and Company shall not be considered “affiliates” of one another notwithstanding Bank’s ownership of equity in Company.

*Signatures on Following Page*

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed and delivered by its duly authorized officers and to be made as of the date first stated above.

FIFTH THIRD PROCESSING SOLUTIONS, LLC
(F/K/A FTPS OPCO, LLC)

By:	/s/ Charles D. Drucker
	Name:	Charles D. Drucker
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO CLEARING, SETTLEMENT AND SPONSORSHIP SERVICES AGREEMENT]

FIFTH THIRD BANK

By:	/s/ Paul L. Reynolds
	Name:	Paul L. Reynolds
	Title:	Executive Vice President, Secretary and Chief Legal Officer

By:	/s/ Ross Kari
	Name:	Ross Kari
	Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO CLEARING, SETTLEMENT AND SPONSORSHIP SERVICES AGREEMENT]

SCHEDULE A

CARD ASSOCIATIONS

****

****

****

****

****

****

****

****

****

****

****

****

****

****

EXHIBIT A

CRITERIA

(attached hereto)

****

EXHIBIT B

FEES

THE FEES PAYABLE BY COMPANY TO BANK AS OF THE EFFECTIVE DATE ARE AS FOLLOWS:

USE OF BIN	$**** ****

EXHIBIT 8.4

****

****

****

****

****:

****

****

****

****

****

****

EXHIBIT 11.3

CRITERIA

Third Party Service Provider Guidelines, dated June 19, 2008, included on Exhibit A